


                                  Media Relations                          Consolidated Edison, Inc.
                                    212 460 4111 (24 hours)                4 Irving Place
                                                                           New York  NY  10003
                                                                           www.conEdison.com

                                                                           News
[GRAPHIC OMITTED]

FOR IMMEDIATE RELEASE                                                      CONTACT: MICHAEL CLENDENIN
October 16, 2003                                                                212-460-4111


CON EDISON, INC. REPORTS THIRD QUARTER EARNINGS AND DECLARES DIVIDEND

NEW YORK - Consolidated Edison, Inc. (Con Edison) [NYSE: ED] today reported net income for common stock for the third quarter of 2003 of $257 million or $1.17 a share compared with earnings of $284 million or $1.34 a share for the third quarter of 2002. The company also declared a quarterly dividend of 56 cents a share on its common stock payable December 15, 2003 to stockholders of record as of November 12, 2003.

"We're seeing the underlying strength of the New York City economy reflected in signs of recovery from the recent economic decline," said Eugene R. McGrath, Chairman and Chief Executive Officer. "For example, in the first half of 2003, housing permits issued in Con Edison of New York's service area were running at an 18-year high and were approximately 70 percent ahead of the level of five years ago."

The company's net income for common stock for the first nine months of 2003 was $478 million or $2.18 a share, compared with $528 million or $2.48 a share for the first nine months of 2002. Net income for the 2002 period included a one-time goodwill impairment charge of $20 million after-tax, related to certain unregulated generating assets. Excluding this non-cash charge, net income for the first nine months of 2002 was $548 million or $2.58 a share.

The company's earnings for the third quarter of 2003 were negatively affected by the multi-regional August power outage and the lower-than-normal number of hot days during the summer of 2003 compared with an exceptionally warm summer in 2002. The lower third quarter and nine month results also reflect the reduction in net credits for pensions and other post-retirement benefits and the current weak margins in the wholesale electric markets affecting sales from unregulated generation assets. For the first nine months of 2003, the negative impact on earnings from the weather in both the second and third quarters partially offset the positive impact of cooler-than-normal winter weather in the first quarter.

Electric delivery volumes by Con Edison of New York decreased for the three months ended September 30, 2003, after adjusting for variations in weather and billing days in each period and the August power outage, by 0.6 percent, while adjusted firm gas and steam delivery volumes increased 4.3 percent and 2.2 percent, respectively, when compared with the prior year.

                                    - more -

CON EDISON THIRD QUARTER EARNINGS                                       PAGE  2

For the first nine months of 2003, amounts of electricity, gas and steam delivered by Con Edison of New York, after adjusting for variations in weather and billing days in the period and the August power outage, increased 0.8 percent, 2.6 percent and 1.2 percent, respectively, as compared with the 2002 period.

For the full year 2003, the Company expects its earnings to be near the lower end of its previously communicated forecast range of $2.82 to $2.97 per share.


The following table represents an analysis of the major factors affecting earnings per share for the third quarter of 2003 compared with 2002:



                                                                                       Earnings
                                                                                       Per Share
3rd Quarter 2003 Compared With 2002                                                       ($)
----------------------------------------------------------------------------------   ------------

Con Edison of New York:
     Impact of weather in 2003 on net revenues versus 2002 (estimated)                    $(0.05)
     Sales, adjusted for weather (estimated)                                                0.03
     Power outage (estimated)                                                              (0.03)
     Regulatory accounting/amortizations                                                    0.06
     Reduced net credit for pension & other post-retirement benefits                       (0.04)
     Higher depreciation and property tax expense                                          (0.03)
     Other                                                                                  0.02
                                                                                      ------------

Total Con Edison of New York                                                               (0.04)
                                                                                      ------------
Orange and Rockland Utilities                                                              (0.02)

Unregulated subsidiaries and parent company                                                (0.08)

Dilution effect of additional common equity shares issued in May and June                  (0.03)
----------------------------------------------------------------------------------    ------------
                                                                             Total        $(0.17)
----------------------------------------------------------------------------------    ------------





                                    - more -

CON EDISON THIRD QUARTER EARNINGS                                       PAGE  3

The following table represents an analysis of the major factors affecting earnings per share for year-to-date 2003 compared with 2002:



                                                                                                 Earnings
                                                                                                 Per Share
Year-to-Date 2003 Compared With 2002                                                               ($)
--------------------------------------------------------------------------------------------   ------------


Con Edison of New York:
     Impact of weather in 2003 on net revenues versus 2002 (estimated)                               $0.02
     Sales, adjusted for weather (estimated)                                                          0.12
     Power outage (estimated)                                                                        (0.03)
     Regulatory accounting/amortizations                                                             (0.03)
     Reduced net credit for pensions & other post-retirement benefits                                (0.19)
     Higher depreciation and property tax expense                                                    (0.09)
     Amortization of divestiture gain in the first quarter of 2002                                   (0.06)
                                                                                                ------------
Total Con Edison of New York                                                                         (0.26)
                                                                                                ------------
Orange and Rockland Utilities                                                                        (0.02)
Unregulated subsidiaries and parent company                                                          (0.08)
Cumulative effect of changes in accounting principles                                                 0.10
Dilution effect of additional common equity shares issued in May and June                            (0.04)
--------------------------------------------------------------------------------------------    ------------
                                                                                      Total        $(0.30)
--------------------------------------------------------------------------------------------    ------------



The press release contains forward-looking statements of future expectations. Actual results might differ materially from those projected because of factors such as those identified in reports the company has filed with the Securities and Exchange Commission.

Consolidated Edison, Inc. [NYSE: ED] is one of the nation's largest investor-owned energy companies, with $9 billion in annual revenues and approximately $19 billion in assets. The company provides a wide range of energy-related products and services to its customers through its six subsidiaries: Consolidated Edison Company of New York, Inc., a regulated utility providing electric, gas, and steam service in New York City and Westchester County, New York; Orange and Rockland Utilities, Inc., a regulated utility serving customers in a 1,350 square mile area in southeastern New York state and adjacent sections of northern New Jersey and northeastern Pennsylvania; Con Edison Solutions, a retail energy services company; Con Edison Energy, a wholesale energy supply company; Con Edison Development, an infrastructure development company; and Con Edison Communications, a telecommunications infrastructure company and service provider.


                                      # # #

                            CONSOLIDATED EDISON, INC.
                          CONSOLIDATED INCOME STATEMENT
             FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002
                                   (UNAUDITED)



                                                                                       2003                         2002
                                                                                       -----                        ----
                                                                                            (Millions of Dollars)


OPERATING REVENUES
     Electric                                                                              $ 2,237                 $ 2,126
     Gas                                                                                       184                     156
     Steam                                                                                      95                      76
     Non-utility                                                                               273                     181
                                                                                  -----------------          --------------
              TOTAL OPERATING REVENUES                                                       2,789                   2,539
                                                                                  -----------------          --------------

OPERATING EXPENSES
     Purchased power                                                                         1,220                   1,064
     Fuel                                                                                      131                      83
     Gas purchased for resale                                                                  101                      75
     Other operations                                                                          292                     224
     Maintenance                                                                                94                      99
     Depreciation and amortization                                                             134                     126
     Taxes, other than income tax                                                              295                     301
     Income tax                                                                                169                     181
                                                                                  -----------------          --------------
              TOTAL OPERATING EXPENSES                                                       2,436                   2,153
                                                                                  -----------------          --------------

OPERATING INCOME                                                                               353                     386

OTHER INCOME (DEDUCTIONS)
     Investment income                                                                          14                       1
     Allowance for equity funds used during construction                                         4                       2
     Other income                                                                                2                       2
     Other Income deductions                                                                    (5)                     (5)
     Income tax                                                                                  -                      10
                                                                                  -----------------          --------------
              TOTAL OTHER INCOME (DEDUCTIONS)                                                   15                      10
                                                                                  -----------------          --------------

INCOME BEFORE INTEREST CHARGES                                                                 368                     396

Interest on long-term debt                                                                     102                     103
Other interest                                                                                   9                       8
Allowance for borrowed funds used during construction                                           (3)                     (2)
                                                                                  -----------------          --------------
              NET INTEREST CHARGES                                                             108                     109
                                                                                  -----------------          --------------
PREFERRED STOCK DIVIDEND REQUIREMENTS                                                            3                       3
                                                                                  -----------------          --------------
NET INCOME FOR COMMON STOCK                                                                  $ 257                   $ 284
                                                                                  =================          ==============

EARNINGS PER COMMON SHARE - BASIC                                                           $ 1.17                  $ 1.34


EARNINGS PER COMMON SHARE - DILUTED                                                         $ 1.16                  $ 1.33


AVERAGE NUMBER OF SHARES OUTSTANDING - BASIC (IN MILLIONS)                                   225.0                   213.2
AVERAGE NUMBER OF SHARES OUTSTANDING - DILUTED (IN MILLIONS)                                 226.0                   214.2


CONSOLIDATED EDISON, INC. UTILITY SALES
Electric (thousands of kilowatthours)
     Total energy delivered in service areas                                            17,296,651              17,845,544
Gas (dekatherms)
      Firm sales and transportation                                                     12,429,082              11,897,275
Steam (thousands of pounds)                                                              5,547,996               5,801,011



                            CONSOLIDATED EDISON, INC.
                          CONSOLIDATED INCOME STATEMENT
              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002
                                   (UNAUDITED)



                                                                                       2003                           2002
                                                                                       -----                          ----
                                                                                             (Millions of Dollars)


OPERATING REVENUES
     Electric                                                                              $ 5,291               $ 4,827
     Gas                                                                                     1,130                   872
     Steam                                                                                     430                   289
     Non-utility                                                                               684                   457
                                                                                  -----------------      ----------------
              TOTAL OPERATING REVENUES                                                       7,535                 6,445
                                                                                  -----------------      ----------------

OPERATING EXPENSES
     Purchased power                                                                         2,990                 2,434
     Fuel                                                                                      417                   195
     Gas purchased for resale                                                                  657                   425
     Other operations                                                                          867                   692
     Maintenance                                                                               279                   297
     Depreciation and amortization                                                             393                   369
     Taxes, other than income tax                                                              849                   837
     Income tax                                                                                310                   352
                                                                                  -----------------      ----------------
              TOTAL OPERATING EXPENSES                                                       6,762                 5,601
                                                                                  -----------------      ----------------
OPERATING INCOME                                                                               773                   844

OTHER INCOME (DEDUCTIONS)
     Investment income                                                                          16                     1
     Allowance for equity funds used during construction                                        10                     8
     Other income                                                                               13                    17
     Other Income deductions                                                                   (13)                  (19)
     Income tax                                                                                  4                    26
                                                                                  -----------------      ----------------
              TOTAL OTHER INCOME (DEDUCTIONS)                                                   30                    33
                                                                                  -----------------      ----------------

INCOME BEFORE INTEREST CHARGES                                                                 803                   877

Interest on long-term debt                                                                     300                   296
Other interest                                                                                  25                    27
Allowance for borrowed funds used during construction                                           (8)                   (3)
                                                                                  -----------------      ----------------
              NET INTEREST CHARGES                                                             317                   320
                                                                                  -----------------      ----------------
PREFERRED STOCK DIVIDEND REQUIREMENTS                                                            8                     9
                                                                                  -----------------      ----------------
INCOME BEFORE CUMULATIVE EFFECT OF A CHANGE IN ACCOUNTING PRINCIPLE                            478                   548
CUMULATIVE EFFECT OF A CHANGE IN ACCOUNTING PRINCIPLE (NET OF INCOME
TAX OF $14 MILLION)                                                                              -                    20
                                                                                  -----------------      ----------------
NET INCOME FOR COMMON STOCK                                                                  $ 478                 $ 528
                                                                                  =================      ================
EARNINGS PER COMMON SHARE - BASIC
Before cumulative effect of a change in accounting principle                                $ 2.18                $ 2.58
Cumulative effect of a change in accounting principle                                       $    -                $ 0.10
After cumulative effect of a change in accounting principle                                 $ 2.18                $ 2.48

EARNINGS PER COMMON SHARE - DILUTED
Before cumulative effect of a change in accounting principle                                $ 2.17                $ 2.57
Cumulative effect of a change in accounting principle                                       $    -                $ 0.10
After cumulative effect of a change in accounting principle                                 $ 2.17                $ 2.47


AVERAGE NUMBER OF SHARES OUTSTANDING - BASIC (IN MILLIONS)                                   219.5                 212.8
AVERAGE NUMBER OF SHARES OUTSTANDING - DILUTED (IN MILLIONS)                                 220.4                 213.9


CONSOLIDATED EDISON, INC. UTILITY SALES
Electric (thousands of kilowatthours)
     Total energy delivered in service areas                                            45,128,643            45,115,252
Gas (dekatherms)
      Firm sales and transportation                                                     96,363,795           107,067,531
Steam (thousands of pounds)                                                             20,655,570            18,218,358
